UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2015 (July 21, 2015)

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-5324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive Springfield, Massachusetts	01104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 785-5871

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7

Regulation FD

Item 7.01

Regulation FD Disclosure.

On July 21, 2015, Northern Pass Transmission LLC, a subsidiary of Eversource Energy, announced on its website that on July 21, 2015, the Department of Energy issued a draft Environmental Impact Statement for the Northern Pass Transmission project.  A copy of the website announcement, entitled “Northern Pass Statement on the Issuance of Draft Environmental Impact Statement,” is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the SEC nor incorporated by reference into any registration statement filed by Eversource Energy, The Connecticut Light and Power Company, NSTAR Electric Company, Public Service Company of New Hampshire or Western Massachusetts Electric Company under the Securities Act, unless specified otherwise.

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
99.1

Northern Pass Statement on the Issuance of Draft Environmental Impact Statement, issued by Northern Pass Transmission LLC, announcing that on July 21, 2015, the Department of Energy issued a draft Environmental Impact Statement for the Northern Pass Transmission project.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY

(Registrant)

July 23, 2015

By:

/S/JAY S. BUTH

Jay S. Buth

Vice President, Controller

and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1

Northern Pass Statement on the Issuance of Draft Environmental Impact Statement, issued by Northern Pass Transmission LLC, announcing that on July 21, 2015, the Department of Energy issued a draft Environmental Impact Statement for the Northern Pass Transmission project.